SUB-ITEM 77Q1(e)
ADDENDUM TO INVESTMENT
COUNSEL AGREEMENT
AGREEMENT made in Boston,
Massachusetts, this 31st day of May, 2001, between Longleaf Partners Fund (the
"Fund"), the first series of LONGLEAF
PARTNERS FUNDS TRUST, a
Massachusetts business trust, and
SOUTHEASTERN ASSET
MANAGEMENT, INC., a Tennessee
corporation (hereinafter referred to as  "the
Investment Counsel.").
In consideration of the mutual covenants herein made, the Fund and the Investment
Counsel understand and agree as follows:

1. Recitations.

The Fund is an investment company
registered with the Securities and Exchange
Commission under the provisions of the
Investment Company Act of 1940, and was
organized pursuant to the Declaration of Trust of Longleaf Partners Funds Trust, originally effective on November 26, 1986, under the name Southeastern Asset
Management Value Trust (the "Master
Trust").  The Investment Counsel is an
investment adviser registered with the
Securities and Exchange Commission under the Investment Advisers Act of 1940. The
Fund and the Investment Counsel are parties to an Investment Counsel Agreement dated
August 1, 1994, and subsequently renewed from time to time (the "Agreement") under which the Investment Counsel provides investment advisory and management services to the Fund.

The Board of Trustees of the Fund,
concurrently with the Boards of Trustees of the other existing series of the Master Trust, sitting as the Board of Trustees of the Master Trust, has amended the By-Laws to provide that the Trustees shall operate each series solely under the plenary power granted the Trustees by the Master Trust, without officers, and has eliminated all officers of each series, effective until further action of the Trustees.

2. Renewal and Amendment.

The Investment Counsel and the Fund
hereby renew the Agreement for an
additional term of one year, beginning
August 1, 2001, and hereby amend the
Agreement to provide that during any period of time that the Fund is being operated solely by the Trustees, without officers, all references to officers of the Fund or functions to be performed by one or more officers of the Fund shall be deemed to refer to the Board of Trustees of the Fund and such functions shall be performed by the Board of Trustees of the Fund acting as a Board, except to the extent that particular functions may be delegated to a single
Trustee.

Southeastern Asset Management, Inc.
By:  O. Mason Hawkins, Chairman of the Board
Longleaf Partners Fund
By: Margaret H. Child
Trustee

ADDENDUM TO INVESTMENT
COUNSEL AGREEMENT


AGREEMENT made in Boston,
Massachusetts, this 31st day of May, 2001, between Longleaf Partners Small-Cap Fund
(the "Fund"), the second series of
LONGLEAF PARTNERS FUNDS TRUST,
a Massachusetts business trust, and
SOUTHEASTERN ASSET
MANAGEMENT, INC., a Tennessee
corporation (hereinafter referred to as  "the
Investment Counsel.").

In consideration of the mutual covenants herein made, the Fund and the Investment
Counsel understand and agree as follows:

1. Recitations.

The Fund is an investment company
registered with the Securities and Exchange
Commission under the provisions of the
Investment Company Act of 1940, and was
organized pursuant to the Declaration of Trust of Longleaf Partners Funds Trust, originally effective on November 26, 1986, under the name Southeastern Asset
Management Value Trust (the "Master
Trust").  The Investment Counsel is an
investment adviser registered with the
Securities and Exchange Commission under the Investment Advisers Act of 1940. The
Fund and the Investment Counsel are parties to an Investment Counsel Agreement dated
August 1, 1994, and subsequently renewed from time to time (the "Agreement") under which the Investment Counsel provides investment advisory and management services to the Fund.

The Board of Trustees of the Fund,
concurrently with the Boards of Trustees of the other existing series of the Master Trust, sitting as the Board of Trustees of the Master Trust, has amended the By-Laws to provide that the Trustees shall operate each series solely under the plenary power granted the Trustees by the Master Trust, without officers, and has eliminated all officers of each series, effective until further action of the Trustees.

2. Renewal and Amendment.

The Investment Counsel and the Fund
hereby renew the Agreement for an
additional term of one year, beginning
August 1, 2001, and hereby amend the
Agreement to provide that during any period of time that the Fund is being operated solely by the Trustees, without officers, all references to officers of the Fund or functions to be performed by one or more officers of the Fund shall be deemed to refer to the Board of Trustees of the Fund and such functions shall be performed by the Board of Trustees of the Fund acting as a Board, except to the extent that particular functions may be delegated to a single
Trustee.

Southeastern Asset Management, Inc.
By:  O. Mason Hawkins, Chairman of the Board
Longleaf Partners Small-Cap Fund
By: Margaret H. Child,Trustee

ADDENDUM TO INVESTMENT
COUNSEL AGREEMENT


AGREEMENT made in Boston,
Massachusetts, this 31st day of May, 2001, between Longleaf Partners Realty Fund (the
"Fund"), the third series of LONGLEAF
PARTNERS FUNDS TRUST, a
Massachusetts business trust, and
SOUTHEASTERN ASSET
MANAGEMENT, INC., a Tennessee
corporation (hereinafter referred to as  "the
Investment Counsel.").

In consideration of the mutual covenants herein made, the Fund and the Investment
Counsel understand and agree as follows:

1. Recitations.

The Fund is an investment company
registered with the Securities and Exchange
Commission under the provisions of the
Investment Company Act of 1940, and was
organized pursuant to an Amendment
effective September 12, 1995 to the
Declaration of Trust of Longleaf Partners
Funds Trust, originally effective on
November 26, 1986, under the name
Southeastern Asset Management Value
Trust (the "Master Trust").  The Investment
Counsel is an investment adviser registered with the Securities and Exchange
Commission under the Investment Advisers
Act of 1940.  The Fund and the Investment
Counsel are parties to an Investment
Counsel Agreement dated December 29,
1995, and subsequently renewed from time to time (the "Agreement") under which the Investment Counsel provides investment advisory and management services to the Fund.

The Board of Trustees of the Fund,
concurrently with the Boards of Trustees of the other existing series of the Master Trust, sitting as the Board of Trustees of the Master Trust, has amended the By-Laws to provide that the Trustees shall operate each series solely under the plenary power granted the Trustees by the Master Trust, without officers, and has eliminated all officers of each series, effective until further action of the Trustees.

2. Renewal and Amendment.

The Investment Counsel and the Fund
hereby renew the Agreement for an
additional term of one year, beginning
August 1, 2001, and hereby amend the
Agreement to provide that during any period of time that the Fund is being operated solely by the Trustees, without officers, all references to officers of the Fund or functions to be performed by one or more officers of the Fund shall be deemed to refer to the Board of Trustees of the Fund and such functions shall be performed by the Board of Trustees of the Fund acting as a Board, except to the extent that particular functions may be delegated to a single
Trustee.

Southeastern Asset Management, Inc.
By:  O. Mason Hawkins
Chairman of the Board
Longleaf Partners Realty
Fund
By: Margaret H. Child,Trustee
ADDENDUM TO INVESTMENT
COUNSEL AGREEMENT


AGREEMENT made in Boston,
Massachusetts, this 31st day of May, 2001, between Longleaf Partners International
Fund (the "Fund"), the fourth series of LONGLEAF PARTNERS FUNDS TRUST, a Massachusetts business trust, and
SOUTHEASTERN ASSET
MANAGEMENT, INC., a Tennessee
corporation (hereinafter referred to as  "the
Investment Counsel.").

In consideration of the mutual covenants herein made, the Fund and the Investment
Counsel understand and agree as follows:

1. Recitations.

The Fund is an investment company
registered with the Securities and Exchange
Commission under the provisions of the
Investment Company Act of 1940, and was
organized pursuant to an Amendment
effective August 11, 1998 to the Declaration of Trust of Longleaf Partners Funds Trust, originally effective on November 26, 1986, under the name Southeastern Asset
Management Value Trust (the "Master
Trust").  The Investment Counsel is an
investment adviser registered with the
Securities and Exchange Commission under the Investment Advisers Act of 1940. The
Fund and the Investment Counsel are parties to an Investment Counsel Agreement dated
August 11, 1998, and subsequently renewed from time to time (the "Agreement") under which the Investment Counsel provides investment advisory and management services to the Fund.

The Board of Trustees of the Fund,
concurrently with the Boards of Trustees of the other existing series of the Master Trust, sitting as the Board of Trustees of the Master Trust, has amended the By-Laws to provide that the Trustees shall operate each series solely under the plenary power granted the Trustees by the Master Trust, without officers, and has eliminated all officers of each series, effective until further action of the Trustees.

2. Renewal and Amendment.

The Investment Counsel and the Fund
hereby renew the Agreement for an
additional term of one year, beginning
August 1, 2001, and hereby amend the
Agreement to provide that during any period of time that the Fund is being operated solely by the Trustees, without officers, all references to officers of the Fund or functions to be performed by one or more officers of the Fund shall be deemed to refer to the Board of Trustees of the Fund and such functions shall be performed by the Board of Trustees of the Fund acting as a Board, except to the extent that particular functions may be delegated to a single
Trustee.

Southeastern Asset Management, Inc.
By:  O. Mason Hawkins
Chairman of the Board
Longleaf Partners
International Fund
By: Margaret H. Child, Trustee